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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

                        The Yankee Candle Company, Inc.

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            (Exact name of registrant as specified in this charter)


       Massachusetts                  002-15023                04 259 1416
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                     Identification No.)


16 Yankee Candle Way, South Deerfield, Massachusetts                  01373
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (413) 665-8306

Item 7: Exhibits.

(c) The following exhibit is being furnished herewith:

99.1 Text of Press Release, dated April 22, 2003


Item 9: Regulation FD Disclosure.

On April 22, 2003, The Yankee Candle Company, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced its financial results for its fiscal quarter ended March 29, 2003. All information included in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE YANKEE CANDLE COMPANY, INC.

                                        By: /s/ Robert R. Spellman
                                           --------------------------------
                                           Robert R. Spellman
                                           Senior Vice President, Finance
                                             and Chief Financial Officer
                                           (Principal Financial and
                                             Accounting Officer)

Date: April 22, 2003